The Director M Director M Platinum AmSouth Variable Annuity M The Director M Select The Huntington Director M Fifth Third Director M Wells Fargo Director M Classic Director M Director M Ultra	333-119414

Director M Access	333-119419

The Director M Edge	333-119415

Director M Plus AmSouth Variable Annuity M Plus The Director M Select Plus	333-119422

The Director M Outlook

Director M Platinum Outlook

AmSuth Variable Annuity M Outlook

The Director M Select Outlook

Huntington Director M Outlook

Wells Fargo Director M Outlook

Classic Director M Outlook

333-119417

Separate Account Three

Hartford Life Insurance Company

Supplement Dated May 1, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated May 1, 2007 to Your Prospectus

The expense information for Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund and Putnam VT The George Putnam Fund of Boston in the Annual Fund Operating Expense table is deleted and replaced with the following:

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Net Annual Fund Operating Expenses
Putnam VT Diversified Income Fund – Class IB*	0.70%	0.25%	0.15%	0.02%	1.12%	N/A	1.12	%(a)
Putnam VT Global Asset Allocation Fund - Class IB*	0.70%	0.25%	0.22%	0.01%	1.18%	N/A	1.18	%(a)
Putnam VT The George Putnam Fund of Boston - Class IB*	0.63%	0.25%	0.12%	0.01%	1.01%	N/A	1.01	%(a)

(a)                                  “Total Net Annual Fund Operating Expenses” includes the amount from “Acquired Fund Fees and Expenses” column, which is an estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

This supplement should be retained with the prospectus for future reference.

HV-6100